                                                                   EXHIBIT 24.01

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 12th day of October, 1995.
                ----


                                         /s/ STEVE DeWINDT
                                         _____________________________________
                                         Steve DeWindt

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Steve DeWindt and Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 13th day of October, 1995.

                                         /s/ Dr. Harry Krischik
                                         ---------------------------------
                                         Dr. Harry Krischik

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Steve DeWindt and Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 12th day of October, 1995.

                                         /s/ Klaus J. M. Laufen
                                         -------------------------------------
                                         Klaus J. M. Laufen

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Steve DeWindt and Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 12th day of October, 1995.

                                         /s/ Mark Mulford
                                         -------------------------------------
                                         Mark Mulford

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Steve DeWindt and Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 6th day of October, 1995.

                                         /s/ Holger Heims
                                         -------------------------------------
                                         Holger Heims

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Steve DeWindt and Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 12th day of October, 1995.

                                         /s/ Marc L. Werner
                                         -------------------------------------
                                         Marc L. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Steve DeWindt and Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 10th day of October, 1995.

                                         /s/ Harold L. Clark
                                         -------------------------------------
                                         Harold L. Clark

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

      I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing with the Securities and Exchange Commission of the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the "Annual Report"), and any and all amendments thereto as management deems advisable in response to SEC comments or otherwise, inasmuch as the Annual Report is deemed to be incorporated by reference in the Corporation's Registration Statements on Forms S-3 and S-4.

      I hereby consent to the filing by the Corporation of such Annual Report, and to reference to my name in the Annual Report as a "Director" of the Corporation. I hereby appoint Steve DeWindt and Donald W. Resnick as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any amendments to the Annual Report filed on behalf of the Corporation.

      DATED the 6th day of October, 1995.

                                         /s/ Stephen G. Holmes
                                         -------------------------------------
                                         Stephen G. Holmes